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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under
       Section 240.14a-12


                 NATIONAL INSTITUTE COMPANIES OF AMERICA, INC.
--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

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

                 NATIONAL INSTITUTE COMPANIES OF AMERICA, INC.
                              55 SOUTH MAIN STREET
                                   2ND FLOOR
                              WASHINGTON, PA 15301

                                                               November 20, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholder of National Institute Companies of America, Inc. (the "Annual Meeting") to be held on Tuesday, December 12, 2000, at 9:00 a.m., local time, at the Hilton Towers, 600 Commonwealth Place, Gateway Center, Pittsburgh, Pennsylvania, for the purpose of considering and acting on the following:

     The Annual Meeting has been called for the purpose of (i) electing seven
(7) directors for a term of one year, and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on October 12, 2000 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors of the Company

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                          Kevin P. Maloney
                                          President, Chief Executive Officer
                                          and Secretary

                 NATIONAL INSTITUTE COMPANIES OF AMERICA, INC.
                              55 SOUTH MAIN STREET
                                   2ND FLOOR
                              WASHINGTON, PA 15301
                                 (724) 222-6656

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, DECEMBER 12, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of National Institute Companies, Inc. (the "Company") will be held on Tuesday, December 12, 2000, at 9:00 a.m., local time, at the Hilton Towers, 600 Commonwealth Place, Gateway Center, Pittsburgh, Pennsylvania (the "Annual Meeting"), for the purpose of considering and voting upon:

     1. The election of seven (7) directors for a one-year term; and

     2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on October 12, 2000 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          James F. Carr
                                          Executive Vice President and
                                          Chief Operating Officer

Washington, Pennsylvania
November 20, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                 NATIONAL INSTITUTE COMPANIES OF AMERICA, INC.
                              55 SOUTH MAIN STREET
                                   2ND FLOOR
                              WASHINGTON, PA 15301
                                 (724) 222-6656

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, DECEMBER 12, 2000

                                    GENERAL

     The Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of National Institute Companies of America, Inc. (the "Company"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held at the Hilton Towers in Pittsburgh, Pennsylvania, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

     1. The election of seven (7) Directors for a one-year term, such term to continue until the annual meeting of stockholders in 2001 and until such Directors' successors are duly elected and qualified; and

     2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about November 20, 2000 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on October 12, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only the holders of record of the Company's common stock, par value $.001 per share (the "Common Stock"), a the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 92,929,194 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 1,331 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting. There are no other voting securities of the Company.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" (i.e. shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

     The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present and represented by proxy and entitled to vote on the matter is required for the election of the Directors. Abstentions and broker non-votes will not be counted as voting with respect to the election of the Directors and, therefore, will not have an effect on the election of the Directors.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION FOR THE NOMINEES FOR DIRECTORS LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS

OTHER THAN THE ELECTION OF THE DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DIRECTION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Company's financial data will be delivered as soon as clearance is obtained. All pertinent financial information is in the Form 10. The Form 10 is not a part of the proxy solicitation material.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company will be set up to consist of seven
(7) members. Directors will serve for one-year terms with Directors being elected by the Company's stockholders at each Annual Meeting. At the Annual Meeting, seven (7) Directors will be elected to serve until the Annual Meeting of stockholders in 2001 and until such Directors' successors are duly elected and qualified. The Board of Directors has nominated the following persons, (1) Paul C. Apostolou; (2) James F. Carr; (3) Gregory C. Dutcher; (4) Kevin P. Maloney; (5) Dennis C. Rushovich; (6) Thomas J. Santone; and (7) Hilliard A. Zola to stand for election as Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the above listed individuals as Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees have agreed to stand for election and to serve, if elected, as Directors. However, if the persons nominated by the Board of Directors fail to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of directors may recommend.

                           VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominees as Directors of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

     The Board of Directors of the Company will establish four committees: The Audit Committee; The Compensation Committee; The Executive Committee; and The Directors & Corporate Governance Committee, to devote attention to specific subjects which will assist the Board in the discharge of its responsibilities. The functions of each committee, the proposed members and the number of meetings to be held during the 2001 fiscal year are described below.

     The Audit committee will consist of Dennis Rushovich (Chairman) and Hilliard Zola, each of whom is an outside director. This committee will meet two times during the 2001 fiscal year. The Audit Committee's functions include: recommending the selection of the independent auditors; conferring with the independent auditors; reviewing the scope and fees of the annual audit; approving the nature and scope of the audit services performed by the independent auditors; reviewing the results of the annual audit; reviewing the Company's annual report to stockholders and annual filings with the Securities & Exchange Commission; and reviewing the adequacy of the Company's internal audit functions, as well as the accounting and financial controls and procedures.

     The Compensation Committee, will consist of Paul Apostolou, Dennis Rushovich, and Hilliard Zola, each of whom is an outside directors. This committee will hold three meetings during the 2001 fiscal year. The Compensation Committee's functions include: evaluating the performance of the Chief Executive Officer; reviewing his evaluation of the other officers' performance; recommending compensation arrangements for all officers of the Company including salaries, bonuses and other supplemental compensation programs; administering the Company's Stock Incentive Plan; and reviewing all other officer-related benefit plans.

     The Executive Committee will consist of Kevin P. Maloney, and James F. Carr, who are inside directors and Hilliard Zola, Thomas Santone, and Dennis Rushovich, who are outside directors. This committee will hold a minimum of twelve (12) meetings during the 2001 fiscal year and more as may be required. The Executive Committee's functions include: evaluating the performance of day-to-day activities of the executive officers of each subsidiary; as well as, identifying, reviewing and structuring joint ventures, mergers and acquisitions. This will include evaluating the executive officer's performance; recommending financial arrangements, compensation, and structure for all officers of the company and potential joint ventures, mergers, and acquisitions; including salaries, bonuses, and other supplemental compensation programs, stock incentive plans, pre- and post- merger compensation, officer-related benefit plans, and all other contingency price formulas and financial arrangements.

     The Directors and Corporate Governance Committee will consist of Paul Apostolou, Gregory Dutcher and Thomas Santone, each of whom is an outside director. This committee will hold three meetings during fiscal year 2001. The Directors and Corporate Governance Committee will be responsible for identifying and recommending to the Board appropriate areas of expertise to be represented on the Board; identifying qualified candidates to fill Board positions; reviewing and recommending the state of Directors to be submitted for election by the stockholders at each annual meeting; reviewing any such stockholder nominations of Directors to determine whether they comply with substantive and procedural requirements; recommending to the Board the staffing of committees; reviewing the scope of each committees' responsibilities; reviewing stockholder proposals for inclusion in the Company's proxy materials and determining whether they comply with substantive and procedural requirements; recommending to the Board appropriate levels of Director compensation and Director compensation programs; reviewing and advising the Board regarding management succession plans; and evaluating the performance of current Directors.

     Non-Employee Directors will receive compensation for their services as Directors. Each such Director will be receiving 250,000 shares of company stock.

     Set forth below is certain information including the principal occupation and business experience for at least the last five years for each of the individuals nominated as Directors of the Company:

                      PAUL C. APOSTOLOU, AGE 58, PRESIDENT
                           APOSTOLOU ASSOCIATES, INC.

- Received a Bachelor of Architecture at the University of Notre Dame

- Member of the American Institute of Architects, Pennsylvania Society of Architects, Pittsburgh Chapter American Institute Architects, Notre Dame Club of Pittsburgh, Duquesne Club, St. Clair Country Club, Sierra Club of Pittsburgh

- Chairman of the Board for St. Francis Medical Center, Pittsburgh,
  Pennsylvania.

- Board Member for St. Francis Health Systems, Pittsburgh Pennsylvania; Go 4 Service, Danbury, Connecticut; Lyman Savings & Loan, Pittsburgh, Pennsylvania

- Advisory Committee for Notre Dame Club of Pittsburgh

- Past President of the Sierra Club of Pittsburgh, Pennsylvania

   JAMES F. CARR, AGE 54, EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER
                 NATIONAL INSTITUTE COMPANIES OF AMERICA, INC.

- Received his Bachelor of Science and Master of Business Administration from Hamilton University.

- Over 25 years of managerial and executive experience

- Former President and CEO of Mortgage Bankers Service Corporation

- Served as the interim Chairman for the holding company, Mortgage Bankers Holding Corp.

- Senior Vice President and Corporate Sales Manager of PNC Mortgage Company where he achieved a top twenty national ranking in Retail Mortgage Performance

- Regional Vice President, Ryan Financial Services (RFS), a subsidiary of Ryan Homes

- During his 15 years at RFS, received Branch of the Year Awards 6 times and Region of the Year Award

- His region exceeded annual profit budget by 22% in 1988, 29% in 1989 and 36% in 1990

- He opened seven new offices in two years. All were profitable within the first year of operation and two exceeded their budgeted income.

- Featured speaker at the National Association of Homebuilders conference in Washington; D. C.

- Member of the Homebuilders Ad Hoc Policy Group. The Group was a national trade association comprised of the nations largest single - family homebuilders and mortgage banking companies.

- Licensed Real Estate Representative.

                 GREGORY C. DUTCHER, AGE 42, MANAGING DIRECTOR
                           OXFORD INTERNATIONAL, INC.

- A successful investment banker and Managing Director of a boutique private investment-banking firm with offices in Maryland, New York, South Carolina and Pennsylvania.

- The founder of United Leasing of America, a company that, under his direction, grew from less than $1,000,000 a month funding to over $500,000,000 annually and was listed #168 on the INC 500 of Fastest Growing Companies in 1986.

- Served as a Narcotics Investigator for five years -- was named Investigator of the Year in 1983 and was decorated for dedication and bravery.

- Regional Manager for Citibank, F.S.B. (1990) and was awarded for production, dedication and ethical standards on several occasions.

- Served as a "trouble shooter" for the mid-Atlantic Mortgage Region for Citibank for nearly four years at which time he and two others formed what is now known as Oxford International, Inc.

- Co-owner of Dove Healthcare, a small manager of nursing homes in the states of Wisconsin and Florida

- Currently serves on serves on several small, public (NASDAQ) and private boards.

- Experience is varied in raising capital in the following fields: Healthcare; Small Energy Technology Companies; Retail and Distribution Companies; Hotel funding; P.S.C. and Wireless Communications; Surgicenters; Private Stock Transactions.

- Facilitator to small and emerging growth companies, as well as, international and domestic large residential funding projects.

- Active in several local charities that involve children

- Member of the Private Investor's Network

- Was named in 1997's "Who's Who" of Outstanding Corporate Executives.

   KEVIN P. MALONEY, AGE 42, PRESIDENT, CHIEF EXECUTIVE OFFICER AND SECRETARY
                    NATIONAL INSTITUTE COMPANIES OF AMERICA

- Bachelors degree from the University of Pittsburgh with Advance Studies from the Wharton School of the University of Pennsylvania, Aresty Institute of Executive Education and The London School of Economics.

- The Senior Managing Director/Founder of Asset Protection Trust Company, Inc. one of the leading marketing companies in the United States of foreign situs trust and founder of Insurance Marketing Group, L.L.C.

- Investment Banker for Spencer Trask Securities, Inc. While at Spencer Trask his responsibilities included leverage buyouts, mergers and acquisitions and restructuring of both public and private companies.

- Registered Merchant Banker under the General Obligation Law of Switzerland and the United Kingdom. He worked throughout the European community and the Middle East and through significant contacts in the European banking community he developed offers to his clients in excess of one billion dollars.

- Structured one of eight licensed currency exchange houses in the United Arab Emirates.

- Was chosen by the Federal Islamic Republic of Comoros, among others, to develop their credit worthiness in the Western Capital Markets, as well as, lead the efforts to restore the infrastructure to the country with regards to utilities, medical care, education, public housing, the fishing industry and tourism.

- Investment Banker with Balis and Zorn Securities, Inc., an asset management Company where he marketed asset management services and products, as well as analyzed and formed strategies for the acquisitions of public and private companies for high net worth, high profile clients.

- Nutmeg Securities, Inc., where he trained and specialized in initial public offerings.

- Senior Advisor and Negotiator in the purchase/sale of an existing National Football League and Major League Baseball franchise.

- Began his career in his family's business for which he remains a financial advisor.

                 DENNIS C. RUSHOVICH, AGE 49, PRESIDENT AND CEO
                         STRATEGIC FINANCIAL SOLUTIONS

- Former Chief Financial Officer and Chief Operating Officer of Independent Financial Marketing Group. Independent Financial is one of the largest third party marketer of annuities and mutual funds through financial institutions, with sales of proceeds in excess of $2.2 billion in 1997.

- Previously served as Chief Financial Officer of the marketing division of Sage Holdings, a large mutual fund and insurance group based in South Africa.

- In 1985, was sent to the United States to assist in the development of a financial planning firm (Independent Financial Services) for Sage.

- In 1989, with other senior executives of Independent Financial formed Independent Financial Marketing Group, a third party marketing company.

- In 1990, was instrumental in negotiating the buy-out of the South African parent.

- From 1989 to 1996 the company expanded to be one of the largest marketers of annuities and mutual funds to banks.

- In 1996, Independent Financial was sold to Liberty Financial Companies.

     THOMAS J. SANTONE, AGE 47, FOUNDER, CHAIRMAN & CHIEF EXECUTIVE OFFICER
                          PRIMESOLUTIONS GROUP, L.L.C.

- Attended and received C.F.P. from College for Financial Planning, 1984

- Received Bachelor of Arts from Cornell University, 1973

- Received Juris Doctrate from Duquesne University, 1978

- Editor, Duquesne Law Revenue

- Received L.L.M. in Taxation from Georgetown University, 1981

- Founder of PrimeSolutions Group, a diversified financial services organization providing capital markets, asset management and risk management services to an institutional, corporate and private client market.

- Practiced law in the areas of corporate tax and financial transactions, estate planning and compensation planning.

- Partner Titus & McConomy, 1985-1997

- Partner McCarthy & Santone, 1981-1985

- Represented international financial institutions, regional banks and mid-market businesses in many aspects of corporate and financial transactions

- Trust Officer, Pittsburgh National Bank, 1978-1980

- Admitted to practice before

     - The U.S. Court of Appeals for the Third Circuit

     - U.S. District Court for the Western District of Pennsylvania

     - The U.S. Tax Court

- Has been published in "Benefits Quarterly" and "Journal of Compensation and Benefits"

                      HILLIARD A. ZOLA, AGE 62, PRESIDENT
                         DIERMAN, WORTLEY & ZOLA, INC.

- The firm of Dierman, Wortley & Zola, Inc. provides counsel on financial strategies as well as representing public and private clients in the housing, housing finance, telecom and health care sector, here and abroad. In addition the firm has advised numerous foreign governments and ministries on a broad range of issues.

- Co-Managing Partner of Denman & Partners an international trade-consulting firm with offices in Brussels and Washington, D. C.

- Founded the International Consulting Group, Ltd. (ICG), a Washington based firm which provided risk assessment and business consulting services to a wide variety of domestic and international companies.

- Practiced law in Washington serving as Counsel to several of the city's premier law firms.

- Legal Adviser for the Economic Development Administration of the U. S. Department of Commerce and as a Special Assistant to the U. S. Secretary of Transportation for Policy Development & International Affairs.

- In 1974, was appointed by President Gerald Ford to serve as Vice President of Insurance of the Overseas Private Investment Corporation (OPIC), a U. S. Government corporation.

- Vice President of Alexander & Alexander, Inc., one of the nation's largest insurance brokers where his principal efforts were devoted to political risk analysis and various risk transfer mechanisms for major multinational corporations and financial institutions.

- Appeared frequently as a speaker and lecturer on the subject of political risk considerations and investment strategy, including at the International Conference on Construction in the Middle East, hosted by the Financial Times of London.

- Addressed the Ministry of Public Works of Bahrain and the United States - Arab Chamber of Commerce on the topic of U.S. participation in Arab infrastructure projects and at the Fletcher School of Law and Diplomacy

- Founded the Homebuilder Ad Hoc Policy Group in 1981 and served as it's Executive Director through 1990. The Group was a national trade association comprised of the nation's largest single-family homebuilders and mortgage banking companies.

- Founded the Political Action Committee, Housing for America and was it's Executive Director from 1981 through 1989.

- Served as Counsel to the first Post-Communist Ambassador of Hungary, Hon. Peter Zwack and founded the Friends of Hungary Foundation, a tax exempt non-profit institute promoting U.S./Hungarian relations.

     There are no family relationships among any of the above-named nominees for director.

     Director nominations, other than those by or at the direction of the Board, may be made pursuant to written notice received by the Secretary of the Company at the principal executive offices of the Company no later than ninety days prior to the Anniversary date of the previous year's annual meeting. Such notice must be accompanied by written statements signed by each person so nominated setting forth all information in respect of such person had been nominated by the Board of Directors and stating that such person consents to such nomination and consents to serve as director of the Company if elected.

                             EXECUTIVE COMPENSATION

     The Compensation Committee, which is composed entirely of non-employee directors, reviews executive compensation levels annually and recommends for Board consideration annual compensation package for each executive officer comprised of base salary and target bonuses pursuant to an incentive bonus plan. The target bonuses are awarded on the basis of individual performance objectives and the Company's achieving targeted levels of earnings per share and other performance objectives. The Committee also determines annually for each executive officer appropriate levels of stock options or other stock-based awards under the Company's Stock incentive Plan. In granting stock options, the Committee considers the estimated expected value of such awards based on the Black-Scholes option valuation method. The Committee believes the stock-based awards provide incentives for executive management to promote intermediate-term and long-term stockholder value.

     The Committee also evaluates compensation levels for comparable positions reflected in survey data provided by the Committee's independent compensation consultant. The consultant seeks to compile survey data drawn from a broad group of financial institutions of generally comparable revenue size, with roughly comparable officer positions and responsibilities. In considering all of these factors, the Committee seeks to set base salaries generally equivalent to median levels reflected in the survey data. In setting performance-based compensation, the committee seeks to provide Company executives with the opportunity to earn total compensation generally at or exceeding the comparable levels reflected in the survey data. As a secondary comparative measure the Committee examines compensation practices of a selected group of financial institutions. However, the Committee believes that the market for skilled senior management is not limited to financial institutions and that a broad industry comparison offers a better basis for establishing annual compensation packages than comparison to executives paid by firms included in either the selected group of financial institutions examined by the Committee.

     Certain executive officers are paid stock in lieu of cash for services rendered. Those person(s) are: Kevin P. Maloney, President and Chief Executive Officer; and James F. Carr, Executive Vice President and Chief Operating Officer.

     Executive officers mentioned above do not receive a salary.

                            SUMMARY OF COMPENSATION

                           SUMMARY COMPENSATION TABLE

NAME, AGE AND
PRINCIPAL POSITION               YEAR    SALARY            PREVIOUS POSITION
------------------               ----   ---------   --------------------------------
Kevin P. Maloney, 42             1998   See above   President and CEO of
President and                                       Asset Protection Trust Company
Chief Executive Officer

James F. Carr, 54                1996   See above   National Sales Manager of
Executive Vice President                            PNC Mortgage Company
and Chief Operating Officer

                        COMPARE CUMULATIVE TOTAL RETURN
                 AMONG NATIONAL INSTITUTE COMPANIES OF AMERICA,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                                    [CHART]

                     ASSUMES $100 INVESTED ON JAN. 01, 1998
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1998

                              VOTING INSTRUCTIONS

     The matters set forth in the Notice Annual Meeting will be voted upon in the order in which they are listed in the Notice. The proxy form accompanying this Proxy Statement provides boxes by means of which stockholders executing the proxy forms may vote for or withhold a vote on the election of all or any of Board of Director's nominees for election as directors. Each of the nominees has consented to serve as a director and the board of Directors has no reason to believe that any of the nominees will not be available to serve if elected. Should any of the nominees cease to be available for election before the Annual Meeting, the proxy will unless authority to vote has been withheld by the person giving the proxy, be voted for a substitute nominee designated by the board of Directors. A majority of the shares entitled to vote and either present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality and the nominees who receive the most votes will be elected.

                            EXPENSES OF SOLICITATION

     All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the officers, directors, or other employees of the Company, as yet undesignated, and without compensation other than their regular compensation, may solicit proxies in person or by other appropriate means if authorized and if deemed advisable. The Company has also engaged the proxy-soliciting firm of Beacon Hill Partners, Inc. for a fee not to exceed $8,500 plus out-of-pocket expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals intended to be presented at the Company's 2001 annual meeting of stockholders must be received by the Company on or before September 13, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, National Institute Companies of America, Inc., 55 South Main Street 2nd Floor, Washington, PA 15301.

     The Company's By-Laws provide that any stockholder wishing to have a stockholder proposal that is not included in the Company's proxy statement considered at the annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office no later than 90 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

                            INDEPENDENT ACCOUNTANTS

     The Company has selected Stokes Kelly & Hinds, LLC as the independent public accountants for the Company for fiscal year ending December 31, 2000. The firm of Stokes Kelly & Hinds, LLC, or a predecessor thereof, has served as the Company's independent public accountants since 1996. A representative of Stokes Kelly & Hinds, LLC will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matter that is to be presented for action at the Annual Meeting. If other matters present themselves they will be addressed accordingly at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                               FOR            WITHHELD
                                                                              FOR ALL
1. Election of Directors - Nominees                            ---            -------       2. To transact such other business as
                                                                                               may properly come before the meeting
01. Paul C. Apostolou         05. Dennis C. Rushovich                                          and any adjournment thereof.
02. James F. Carr             06. Thomas Santone
03. Gregory C. Dutcher        07. Hilliard Zola
04. Kevin P. Maloney


WITHHELD FOR: (Write that nominee's name in the space provided below.)


-----------------------------------------------


--------------------------------------------------------------------------------
* * * IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW * * *
--------------------------------------------------------------------------------


                                                                  Date
                                                                       --------------------------------------------------------


                                                                  -------------------------------------------------------------
                                                                  Signature


                                                                  -------------------------------------------------------------
                                                                  Signature, If Jointly Held

                                                                  NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.


                    /\        FOLD AND DETACH HERE       /\



               --------------------------------------------------
                               VOTE BY TELEPHONE

                          QUICK *** EASY *** IMMEDIATE
               --------------------------------------------------

              YOUR VOTE IS IMPORTANT! YOU CAN VOTE ONE OF TWO WAYS


1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch-tone telephone 24 HOURS A DAY - 7 DAYS A WEEK.

    THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION 1:      To vote as the Board of Directors recommends on ALL proposals, press 1.
                              WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTION 2:      If you choose to vote on each proposal separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------
               Proposal 1 -- To vote FOR ALL nominees, press 1; to WITHHOLD FOR
               ALL nominees, press 9; To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

               Proposals 2 and 3 -- To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                              WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

2. TO VOTE BY PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: IF YOU VOTE BY TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                              THANK YOU FOR VOTING




CALL ** TOLL-FREE ** ON A TOUCH-TONE TELEPHONE

          1-800-840-1208 - ANYTIME

          There is NO CHARGE to you for this call.

                 NATIONAL INSTITUTE COMPANIES OF AMERICA, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NATIONAL INSTITUTE COMPANIES OF AMERICA, INC. (THE "COMPANY")

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 12, 2000


     The undersigned holder of shares of the Common Stock of National Institute Companies of America, Inc., the ("Company"), hereby nominates and appoints Kevin
P. Maloney and James F. Carr as proxies, with power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all shares registered in the name of the undersigned at the annual meeting of the shareholders of the Company to be held at 9:00 a.m. on December 12th, 2000 at the Hilton Towers, Pittsburgh, PA and at any and all adjournments thereof.


       (Continued, and to be marked, dated and signed on the other side)



                            * FOLD AND DETACH HERE *




                            YOUR VOTE IS IMPORTANT!



                        You can vote in one of two ways:


1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

2. Call toll-free 1-800-840-1208 on a Touch-Tone telephone and follow the instructions on the reverse side.



                                  PLEASE VOTE